SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported25-Oct-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE11
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Oct-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Oct-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated          25-Oct-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE11

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Oct-02

DISTRIBUTION SUMMARY

                         Beginning             Current Period        Accrued
          Original Current Principa Principal   Pass-Through        Interest
Class  Face Value           Amount Distribution         Rate Distributed (1)
A-1    215000000.00    201034327.49  6247265.16      2.16375%       362490.02
A-2    100000000.00     93295425.82  1509562.44      2.18875%       170166.97
A-3    120000000.00    111954510.99  1811474.93      2.14375%       200002.07
A-IO   264262500.00    246817690.56        0.00      6.18625%      1498776.14
M-1     31000000.00     31000000.00        0.00      2.69375%        69588.54
M-2     25750000.00     25750000.00        0.00      3.36375%        72180.47
B-1     19250000.00     19250000.00        0.00      4.11375%        65991.41
B-2      4000000.00      4000000.00        0.00      4.56375%        15212.50
X      515000050.00    490851236.77        0.00                          0.00
R             50.00            0.00        0.00      2.14375%            0.00
Total  515000050.00    486284264.30  9568302.54                    2454408.12


                      Certificate      Ending
     Realized Loss        Interest Current Prin
         Principal      Shortfall      Amount
Class
  A-1           N/A            0.00194787062.32
  A-2           N/A            0.00 91785863.38
  A-3           N/A            0.00110143036.06
 A-IO           N/A            0.00241004946.77
  M-1          0.00            0.00 31000000.00
  M-2          0.00            0.00 25750000.00
  B-1          0.00            0.00 19250000.00
  B-2          0.00            0.00  4000000.00
    X           N/A            0.00482433583.47
    R           N/A            0.00        0.00
Total          0.00            0.00476715961.76

AMOUNTS PER $1,000 UNIT
                                                    Interest          Ending
                              Prin         Int Carry-forward       Curr Prin
ClassCusip            Distribution Distribution       Amount          Amount
A-1  22540VM74         29.05704726  1.68600009    0.00000000    905.98633639
A-2  22540VM82         15.09562445  1.70166970    0.00000000    917.85863380
A-3  22540VM90         15.09562445  1.66668392    0.00000000    917.85863380
A-IO 22540VN24          0.00000000  5.67154303    0.00000000    911.99071669
M-1  22540VN40          0.00000000  2.24479161    0.00000000   1000.00000000
M-2  22540VN57          0.00000000  2.80312505    0.00000000   1000.00000000
B-1  22540VN65          0.00000000  3.42812519    0.00000000   1000.00000000
B-2  22540VN73          0.00000000  3.80312500    0.00000000   1000.00000000
X    BCC06ZWX9          0.00000000  0.00000000    0.00000000    936.76414879
R    22540VN32          0.00000000  0.00000000    0.00000000      0.00000000

                                     GROUP 1      GROUP 2         TOTAL
Principal Distributions:
Beginning Balance                  242841055.66 248010181.11    490851236.77
     Scheduled Principal             147682.10     157142.00       304824.10
     Prepayments (Includes Curtailm 5348309.69    2764519.51      8112829.20
     Net Liquidation Proceeds             0.00          0.00            0.00
     Loan Purchase Prices                 0.00          0.00            0.00
     Total Principal Remittance     5495991.79    2921661.51      8417653.30
     Net Realized Losses                  0.00          0.00            0.00
Ending Balance                     237345063.87 245088519.60    482433583.47

Ending Overcollateralization Amount       0.00          0.00      5717621.71

Prefunding Account:                       0.00          0.00            0.00
Beginning Balance                         0.00         (0.00)          (0.00)
Subsequent Transfer                       0.00          0.00            0.00
Added to available certificate prin       0.00          0.00            0.00
Amount on Deposit in Prefunding Acc       0.00         (0.00)          (0.00)

Aggregate Ending Collateral Balance                             482433583.47

Interest Distributions:
Scheduled Interest  - Current Perio 1704342.01    1703117.24      3407459.25
Capitalized Interest Account withdr       0.00          0.00            0.00
Less Relief Act Interest Shortfall        0.00          0.00            0.00
                                    1704342.01    1703117.24      3407459.25
Capitalized Interest Account:
Beginning Balance                                                       0.00
plus: Investment Income                                                 0.00
less: Capitalized Interest Requirement                                  0.00
less: Withdrawal of Overfunded Interest Amount to Depositor             0.00
Ending Balance                                                          0.00

                                     GROUP 1      GROUP 2         TOTAL
Servicing Fee                        101183.72     103337.53       204521.25
Trustee Fee                             647.58        661.36         1308.94
FSA Premium                           10051.72      10262.50        20314.22

AdvanCurrent Aggregate  Advances                             Not Available
     Outstanding Aggregate Advances                               1136385.04

Delinquency Information
                                GROUP 1                     GROUP 2
                          Count       Balance       Count           Balance
31-60 days delinquent        61 7,007,184.04               60 7,611,434.92
61-90 days delinquent        12 1,389,215.64               17 1,628,522.78
91 or more days delinquent   17 1,988,093.61                8   935,496.90

*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

Mortgage Loans in Foreclosure Proceedings
                                   Count       Balance
                   GROUP 1                  61  5,965,761.49
                   GROUP 2                  25  3,836,945.87

Mortgage Loans in Bankruptcy
                                   Count       Balance
                   GROUP 1                   5    504,069.98
                   GROUP 2                   9  1,282,521.27

Mortgage Loans in REO              Count       Balance       Market Value
                   GROUP 1                   3    411,741.12      486,500.00
                   GROUP 2                   1    125,579.56      200,000.00

Mortgage Outstanding               Count       Balance
                                         3,559 482,433,583.47



Number of Loans for which Prepayment Premiums were collected              45
Amount of Prepayment Premiums                                     226,379.52

Current Rolling Three Month Delinquency Rate (60+days)               3.74517%
Rolling Three Month Delinquency Rate Average (60+days)               2.85684%

Number of Loans Repurchased                                                0
Principal Balance of Loans Repurchased                                  0.00

Realized Losses incurred during the related Due Period                  0.00
Cumulative Net Realized Losses since Startup Day                   45,878.57

Principal Balance of Liquidated Loans                                   0.00
Cumulative Principal Balance of Liquidated Loans                  542,696.44

Weighted Average Term to Maturity of Mortgage Loans             Not Available
Weighted Average Gross Coupon of Mortgage Loans                      8.83033%
Weighted Average Net Coupon of Mortgage Loans                        8.30963%

Insured Payment on Class A                                              0.00



Senior Enhancement Percentage                                       17.52925%

Net Excess Spread                                                    2.86269%

Deposit to Basis Risk Reserve Fund                                      0.00
Basis Risk Reserve Fund Balance                                     5,000.00

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE11


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA